Reconciliation of Numerator and Denominator of Basic Earnings per Share ("EPS") with that of Diluted EPS (Detail) - USD ($) $ / shares in Units, shares in Thousands, $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2023	Jun. 30, 2022	Jun. 30, 2023	Jun. 30, 2022
Numerator:
Net income attributable to common shareholders	$ 51,332	$ 78,590	$ 104,958	$ 151,295
Denominator:
Weighted average common shares outstanding - basic	41,963	47,486	42,536	47,942
Dilutive share options, RSU and PSU	899	819	829	857
Weighted average common shares outstanding - diluted	42,862	48,305	43,365	48,799
Net income attributable to common shareholders per common share:
Basic	$ 1.22	$ 1.66	$ 2.47	$ 3.16
Diluted	$ 1.20	$ 1.63	$ 2.42	$ 3.10
Share options, RSU and PSU excluded from the computation of diluted EPS because they were anti-dilutive	111	285	401	221